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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported):  May 11, 1998




                                 MedQuist Inc.
                      -----------------------------------
            (Exact name of registrant as specified in its charter)

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
    New Jersey                0-19941                22-253 1298
------------------          -----------           ------------------
(State or other             (Commission            (I.R.S. Employer
  jurisdiction                  File              Identification No.)
of incorporation               Number)
or organization)
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                             Five Greentree Centre
                                   Suite 311
                              Marlton, NJ  08053
   -------------------------------------------------------------------------
                (address of principal executive offices)   (Zip Code)

      Registrant's telephone number, including area code: (856) 596-8877
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Item 7(c) - Exhibits                                             Exhibit Number
--------------------                                             --------------

   Certificate of Amendment to Amended and Restated Certificate        1
   of Incorporation dated May 11, 1998 is attached hereto.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDQUIST INC.

Date:  May 22, 2000                      By:         /s/John M. Suender
                                            ------------------------------------
                                         Name:   John M. Suender
                                         Title:  Senior Vice President and
                                                   General Counsel

                                       2